Rule 497(d)


                                     FT 383

                     e-Infrastructure FlexPortfolio Series
                       Fiber Optics FlexPortfolio Series
                 Software Innovations 2000 FlexPortfolio Series

                Supplement to the Prospectus dated March 7, 2000

       Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME), WorldCom, Inc.-MCI Group (Ticker: MCITE) and Peregrine Systems Inc. (Ticker: PRGNE) have been removed from the portfolios of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002